Exhibit 99.1

Medidata Reports Fourth Quarter 2018 Results

NEW YORK--(BUSINESS WIRE)--February 12, 2019--Medidata (NASDAQ:MDSO) today announced its financial results for the fourth quarter of 2018.

“In 2018, we expanded our market leadership in life sciences, and proved that our unique data and AI capabilities can reinvent the way treatments are developed and commercialized,'' said Tarek Sherif, chairman and chief executive officer, Medidata. “Our strong fourth quarter results capped a year of solid execution. Greater platform adoption, high customer satisfaction and our unique company culture, coupled with our performance, give us great momentum heading into 2019.''

Fourth Quarter 2018 Results

  Total revenue was $167.2 million, an increase of 18% compared with $141.6 million in the fourth quarter of 2017
  Subscription revenue was $141.3 million, an increase of 18% compared with the fourth quarter of 2017. Professional services revenue was $25.9 million, an increase of 18% compared with the fourth quarter of 2017
  GAAP operating income was $11.0 million and non-GAAP operating income1 was $36.6 million, representing a GAAP and non-GAAP operating margin of 6.6% and 21.9%, respectively
  GAAP net income was $14.3 million, or $0.23 per diluted share, compared with $17.0 million, or $0.28 per diluted share, in the fourth quarter of 2017. Non-GAAP net income1 was $27.7 million, or $0.45 per diluted share, compared with $27.8 million, or $0.46 per diluted share, in the fourth quarter of 2017. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments

Full-Year 2018 Results

  Total revenue was $635.7 million, an increase of 17% compared with $544.2 million in 2017
  Subscription revenue was $535.7 million, an increase of 17% from the prior year. Professional services revenue was $100.0 million, an increase of 16% compared with 2017
  GAAP operating income was $51.3 million and non-GAAP operating income1 was $148.8 million, representing a GAAP and non-GAAP operating margin of 8.1% and 23.4%, respectively
  GAAP net income was $51.9 million, or $0.85 per diluted share, compared with $47.6 million, or $0.80 per diluted share, in 2017. Non-GAAP net income1 was $104.3 million, or $1.71 per diluted share, compared with $84.9 million, or $1.42 per diluted share, in 2017. See the non-GAAP reconciliation included in this release for full details of the non-GAAP adjustments
  Total cash and marketable securities were $240.5 million at the end of 2018, compared with $663.3 million on December 31, 2017, driven by the acquisition of SHYFT and cash settlement of convertible notes

Additional Highlights:

  Adjusted 2019 subscription backlog2 as of December 31, 2018 was $560 million, an increase of 17% compared with $480 million a year ago. Adjusted subscription backlog, together with professional services revenue guidance, provides 91% coverage of total revenue based on the midpoint of full-year 2019 total revenue guidance range
  Entered a strategic alliance with Cognizant in which Cognizant will develop and deliver a comprehensive set of managed services and solutions utilizing Medidata’s software application offerings. The agreement exemplifies the power of Medidata’s technology combined with the expertise of the most advanced partner ecosystem in life science
  Presented with representatives of the FDA and Johns Hopkins at the Friends of Cancer Research annual meeting, demonstrating how Medidata’s synthetic control arm can use historical data to replicate outcomes of a randomized control arm
  As presented at the annual American Society of Hematology meeting, Medidata’s Rave Omics - a machine learning capability - discovered previously unknown patient subgroups that had a three times higher response rate to a particular therapy
  Revenue retention rate4 was nearly 100% for the full year

“We closed 2018 on a strong note, highlighted by Q4 subscription revenue growth of 18% and strong bookings as our total backlog grew to nearly $1.2 billion,” said Rouven Bergmann, chief financial officer, Medidata. “Turning our focus to the future, it is clear that we are uniquely positioned to capitalize on the opportunity ahead of us, and we remain focused on building momentum across our portfolio.”

Financial Outlook

For 2019, the Company now expects:

  Total revenue between $734 and $746 million, representing 16% growth at the midpoint
  Subscription revenue between $619 and $631 million, representing 17% growth at the midpoint
  Professional services revenue of approximately $115 million
  GAAP operating income between $49 and $57 million. Non-GAAP operating income5, which excludes the impact of depreciation, amortization of intangible assets, and stock-based compensation expense, between $175 and $183 million
  GAAP net income between $39 and $46 million. Non-GAAP net income5, which excludes the impact of stock-based compensation, amortization, non-cash interest expense, cash compensation from acquisition-related agreements, and any contingent consideration fair value adjustments, tax-effected at a 25% rate, between $107 and $114 million
  While changes in the stock price could change the fully diluted share count, Medidata is assuming 62.5 million fully diluted shares

The operating and net income measures above reflect Medidata’s non-GAAP financial guidance and the most directly comparable GAAP equivalents to its guidance.

Conference call details:

Time:	Today, February 12, 8 a.m. ET

Conference ID:	9289627

Live dial-in:	1-877-303-2528, domestic
1-847-829-0023, international

Webcast:	investor.mdsol.com

Replay:	1-800-585-8367, domestic
1-404-537-3406, international

About Medidata

Medidata is leading the digital transformation of life sciences, with the world's most used platform for clinical development, commercial, and real-world data. Powered by artificial intelligence and delivered by the #1 ranked industry experts, the Intelligent Platform for Life Sciences helps pharmaceutical, biotech, medical device companies, and academic researchers accelerate value, minimize risk and optimize outcomes. Medidata serves more than 1,000 customers and partners worldwide and empowers more than 100,000 certified users everyday to create hope for millions of patients. Discover the future of life sciences: www.medidata.com

Cautionary Statement

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Medidata Solutions, Inc. (“Medidata”), including, but not limited to, statements about Medidata’s forecast of financial performance, products and services, business model, strategy and growth opportunities, and competitive position. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Among other things, the risks and uncertainties include those associated with possible fluctuations in our financial and operating results; integration activities, performance and financial impact of acquired companies; our ability to retain and expand our customer base or increase new business from those customers; and our ability to continue to release, and gain customer acceptance of, new and improved versions of our products. For additional disclosure regarding these and other risks faced by Medidata, see disclosures contained in Medidata’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Medidata’s Annual Report on Form 10-K for the year ended December 31, 2017. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Medidata undertakes no obligation to update such statements as a result of new information, new developments or otherwise, except as required by law.

(1) Non-GAAP Financial Information

Medidata provides non-GAAP operating income, net income, and net income per share data as a supplement to its operating results. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (GAAP), and may be different from non-GAAP measures used by other companies. Management uses these non-GAAP measures to evaluate its financial results, develop budgets, manage expenditures, and as an important factor in determining variable compensation. In addition, management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Medidata’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are inherent limitations associated with the use of non-GAAP financial measures. Investors are encouraged to review the attached reconciliations of these non-GAAP financial measures to the nearest comparable GAAP measures.

(2) Adjusted subscription backlog equals subscription backlog plus outstanding intra-year renewals valued at an amount equal to the contracts to be renewed.

(3) Total multi-year subscription backlog is unadjusted for renewals.

(4) Revenue retention rate is calculated as the percentage of prior year revenue attributable to customers retained in the current year.

(5) A tabular reconciliation of forward-looking non-GAAP financial measures to the most comparable forward-looking GAAP measures is attached to this press release.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017		2018	2017
Revenues
Subscription	$141,321	$119,756	(4)	$535,672	$457,824	(4)
Professional services	25,866	21,833	(4)	100,024	86,381	(4)
Total revenues	167,187	141,589		635,696	544,205
Cost of revenues (1)(2)
Subscription	24,526	17,958		91,087	69,235
Professional services	18,603	14,747		68,072	57,558
Total cost of revenues	43,129	32,705		159,159	126,793
Gross profit	124,058	108,884		476,537	417,412
Operating costs and expenses
Research and development (1)	43,851	36,536		162,788	138,564
Sales and marketing (1)(2)	39,647	31,437	(4)	151,943	124,138	(4)
General and administrative (1)	29,525	23,552		110,489	94,324
Wire transaction recovery (3)	—	—		—	(4,770)
Total operating costs and expenses	113,023	91,525		425,220	352,256
Operating income	11,035	17,359		51,317	65,156
Interest and other income (expense)
Interest expense	(1,433)	(4,648)		(15,855)	(17,765)
Interest income	891	1,687		7,435	5,717
Other (expense) income, net	(3)	(66)		7,241	(73)
Total interest and other expense, net	(545)	(3,027)		(1,179)	(12,121)
Income before income taxes	10,490	14,332		50,138	53,035
Provision for income taxes	(3,829)	(2,680)	(4)	(1,783)	5,459	(4)
Net income	$14,319	$17,012	(4)	$51,921	$47,576	(4)
Earnings per share
Basic	$0.24	$0.30	(4)	$0.89	$0.84	(4)
Diluted	$0.23	$0.28	(4)	$0.85	$0.80	(4)
Weighted average common shares outstanding
Basic	59,286	56,724		58,125	56,473
Diluted	61,571	60,245		61,162	59,765
(1) Stock-based compensation expense included in cost of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,927	$1,306		$6,619	$4,873
Research and development	2,832	3,580		11,993	13,314
Sales and marketing	3,275	1,958		12,568	6,833
General and administrative	7,634	5,947		29,958	22,793
Total stock-based compensation	$15,668	$12,791		$61,138	$47,813
(2) Amortization of intangible assets included in costs of revenues and operating costs and expenses is as follows:
Cost of revenues	$1,378	$1,094		$5,048	$3,664
Sales and marketing	505	120		1,293	441
Total amortization of intangible assets	$1,883	$1,214		$6,341	$4,105

(3) Operating costs and expenses for the twelve months ended December 31, 2017 include recognition of insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss.
(4) Figures for the three and twelve months ended December 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of Accounting Standards Codification ("ASC") 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of GAAP Operating Income and GAAP Net Income to Non-GAAP Operating Income and Non-GAAP Net Income (Unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017		2018	2017
Operating income:
GAAP operating income	$11,035	$17,359	(8)	$51,317	$65,156	(8)
GAAP operating margins	6.6%	12.3%	(8)	8.1%	12.0%	(8)
Stock-based compensation	15,668	12,791		61,138	47,813
Depreciation and amortization	9,709	7,135		35,045	24,053
Contingent consideration adjustments (1)	(68)	159		(331)	319
Cash compensation from acquisition-related agreements (2)	252	—		1,624	—
Wire transaction recovery (3)	—	—		—	(4,770)
Non-GAAP operating income	$36,596	$37,444	(8)	$148,793	$132,571	(8)
Non-GAAP operating margins	21.9%	26.4%	(8)	23.4%	24.4%	(8)
Net income:
GAAP net income	$14,319	$17,012	(8)	$51,921	$47,576	(8)
Stock-based compensation	15,668	12,791		61,138	47,813
Amortization	1,883	1,214		6,341	4,105
Contingent consideration adjustments (1)	(68)	159		(331)	319
Cash compensation from acquisition-related agreements (2)	252	—		1,624	—
Wire transaction recovery (3)	—	—		—	(4,770)
Interest income on wire transaction recovery (4)	—	—		(1,149)	—
Non-cash interest expense (5)	108	3,762		9,840	14,706
Gain on step acquisition (6)	—	—		(7,648)	—
Tax impact on add-back items (7)	(4,461)	(7,170)		(17,454)	(24,869)
Non-GAAP net income	$27,701	$27,768	(8)	$104,282	$84,880	(8)
GAAP basic earnings per share	$0.24	$0.30	(8)	$0.89	$0.84	(8)
GAAP diluted earnings per share	$0.23	$0.28	(8)	$0.85	$0.80	(8)
Non-GAAP basic earnings per share	$0.47	$0.49	(8)	$1.79	$1.50	(8)
Non-GAAP diluted earnings per share	$0.45	$0.46	(8)	$1.71	$1.42	(8)

(1) Change in fair value of acquisition-related contingent consideration liability.
(2) Expense associated with acquisition-related cash compensation agreements entered into with certain employees of SHYFT Analytics, Inc. ("SHYFT").
(3) Operating costs and expenses for the twelve months ended December 31, 2017 include recognition of insurance recovery of amounts associated with the previously recognized 2014 wire transaction loss. We exclude these amounts for the purposes of calculating non-GAAP operating income and non-GAAP net income because we believe they are not indicative of our continuing operations or meaningful when comparing current to past results.
(4) Interest income for the twelve months ended December 31, 2018 includes interest on wire transaction recovery that was received during the third quarter of 2018. We exclude this amount for the purposes of calculating non-GAAP net income because we believe it is not indicative of our continuing operations or meaningful when comparing current to past results.
(5) Non-cash interest expense includes amortization of debt discount and issuance costs on our 1.00% convertible senior notes issued in 2013, which were settled on August 1, 2018, and amortization of issuance costs on our credit agreement entered into in 2017. We exclude this incremental non-cash interest expense for purposes of calculating non-GAAP net income. We believe that excluding these expenses from our non-GAAP measures is useful to investors because such incremental non-cash interest expense does not generate a cash outflow, nor do the debt issuance costs represent a cash outflow except in the period of issuance; therefore both are not indicative of our continuing operations.
(6) Elimination of gain recognized upon step acquisition of SHYFT.
(7) Tax impact calculated using tax rates of 25% and 40% for the periods ended December 31, 2018 and 2017, respectively.
(8) Figures for the three and twelve months ended December 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.
The table above presents a reconciliation of GAAP to non-GAAP operating income, net income, and net income per share applicable to common stockholders for the three and twelve months ended December 31, 2018 and 2017. Non-GAAP operating income excludes the impact of stock-based compensation, depreciation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, cash compensation from acquisition-related agreements, and wire transaction recovery. Non-GAAP net income excludes the tax-affected impact of stock-based compensation, amortization of intangible assets associated with acquisitions, adjustments to the fair value of contingent consideration, cash compensation from acquisition-related agreements, wire transaction recovery and interest thereon, non-cash interest expense, and gain on step acquisition.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Amounts in thousands, except per share data)
		December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents		$105,440	$237,325
Marketable securities		135,105	246,967
Accounts receivable, net of allowance for doubtful accounts of $1,999 and $1,454, respectively	(1)	170,744	110,685
Prepaid commission expense		22,247	12,404
Prepaid expenses and other current assets		28,949	33,636
Total current assets		462,485	641,017
Restricted cash		7,205	5,518
Furniture, fixtures and equipment, net		98,983	88,091
Marketable securities, long-term		—	179,041
Goodwill		216,017	47,435
Intangible assets, net		29,546	17,587
Deferred income taxes		45,982	35,789
Other assets		52,994	46,755
Total assets		$913,212	$1,061,233
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable		$7,482	$5,009
Accrued payroll and other compensation		51,270	32,537
Accrued expenses and other		37,487	36,041
Deferred revenue		74,463	77,375
1.00% convertible senior notes, net		—	278,094
Total current liabilities		170,702	429,056
Noncurrent liabilities:
Term loan, net		88,366	92,841
Deferred revenue, less current portion		3,843	5,256
Deferred tax liabilities		99	99
Other long-term liabilities		18,754	21,371
Total noncurrent liabilities		111,062	119,567
Total liabilities		281,764	548,623
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share; 5,000 shares authorized, none issued and outstanding		—	—
Common stock, par value $0.01 per share; 200,000 shares authorized; 66,103 and 62,801 shares issued; 61,348 and 58,607 shares outstanding, respectively		661	628
Additional paid-in capital		574,667	486,147
Treasury stock, 4,755 and 4,194 shares, respectively		(152,849)	(132,705)
Accumulated other comprehensive loss		(4,869)	(3,377)
Retained earnings		213,838	161,917
Total stockholders' equity		631,448	512,610
Total liabilities and stockholders' equity		$913,212	$1,061,233

(1) Unbilled receivables of $38,601 and $12,488, respectively, are included in accounts receivable as of December 31, 2018 and 2017.

MEDIDATA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Amounts in thousands)
	Twelve Months Ended December 31,
	2018	2017
Cash flows from operating activities
Net income	$51,921	$47,576	(1)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets and depreciation	35,045	24,053
Stock-based compensation	61,138	47,813
Amortization of discounts or premiums on marketable securities	130	1,438
Realized loss on available-for-sale marketable securities	375	—
Deferred income taxes	(4,337)	908	(1)
Amortization of debt issuance costs	1,179	1,291
Amortization of debt discount	8,661	13,415
Provision for doubtful accounts	1,587	1,089
Loss on fixed asset disposal	425	72
Gain recognized on step acquisition	(7,648)	—
Changes in fair value of contingent consideration	(331)	319
Changes in operating assets and liabilities:
Accounts receivable	(61,646)	4,043
Prepaid commission expense	(23,070)	(12,129)	(1)
Prepaid expenses and other current assets	5,625	(15,464)	(1)
Other assets	2,996	(1,270)
Accounts payable	3,474	(3,014)
Accrued payroll and other compensation	18,854	2,089
Accrued expenses and other	6,054	1,751
Deferred revenue	(7,334)	6,556	(1)
Other long-term liabilities	(3,922)	1,210
Net cash provided by operating activities	89,176	121,746
Cash flows from investing activities
Purchase of furniture, fixtures and equipment	(40,083)	(44,621)
Purchase of available-for-sale securities	(69,214)	(303,641)
Proceeds from sale of available-for-sale securities	360,271	297,297
Acquisition of businesses, net of cash acquired	(178,897)	(22,941)
Purchase of cost method investments	—	(4,124)
Net cash provided by (used in) investing activities	72,077	(78,030)
Cash flows from financing activities
Proceeds from exercise of stock options	14,463	10,207
Proceeds from employee stock purchase plan	12,506	9,378
Acquisition of treasury stock	(20,141)	(18,499)
Repayment of convertible notes	(287,500)	—
Term loan principal payments	(5,000)	—
Payment of acquisition-related earn-outs	(4,572)	—
Borrowings under term loan facility	—	100,000
Payment of credit facility financing costs	(175)	(1,997)
Net cash (used in) provided by financing activities	(290,419)	99,089
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,032)	759
Net (decrease) increase in cash, cash equivalents and restricted cash	(130,198)	143,564
Cash, cash equivalents and restricted cash – Beginning of period	242,843	99,279
Cash, cash equivalents and restricted cash – End of period	$112,645	$242,843

(1) Figures for the twelve months ended December 31, 2017 have been recast to reflect our January 1, 2018 full retrospective adoption of ASC 606.

MEDIDATA SOLUTIONS, INC.
Reconciliation of Forward-Looking GAAP Operating Income Guidance and GAAP Net Income Guidance to
Non-GAAP Operating Income Guidance and Non-GAAP Net Income Guidance (Unaudited)
(Amounts in millions)

Estimated Full-Year 2019
Total revenues	$734.0 — $746.0

GAAP operating income:	$49.0 — $57.0
Stock-based compensation (1)	80.0
Depreciation and amortization (1)	43.0
Cash compensation from acquisition-related agreements (1)	3.0
Non-GAAP operating income	$175.0 — $183.0

GAAP net income:	$39.0 — $46.0
Stock-based compensation (1)	80.0
Amortization (1)	7.5
Cash compensation from acquisition-related agreements (1)	3.0
Non-cash interest expense (1)	0.5
Tax impact on add-back items (2)	(23.0)
Non-GAAP net income	$107.0 — $114.0

Fully diluted share count	62.5

(1) Represents the estimated midpoint of our guidance range.
(2) Tax impact estimated using a 25% rate.

CONTACT:
Investors:
Betsy Frank
917-522-4620
bfrank@medidata.com

Media:
Erik Snider
646-362-2997
esnider@medidata.com